Summary Prospectus

Multi-asset

Delaware Foundation® Equity Fund

Nasdaq ticker symbols
Class A	DFEAX
Class C	DFECX
Class R	DFERX

January 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at http://www.lfg.com/LincolnPageServer?LFGPage=/lfg/delmac/shr/rpt/index.html. You can also get this information at no cost by calling
800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated January 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited
ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

What is the Fund's investment objective?

Delaware Foundation® Equity Fund seeks long-term capital growth.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales-charge discounts on this Fund if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none
Exchange fees[2]	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	R
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%
Other expenses	30.58%	30.58%	30.58%
Acquired fund fees and expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	31.57%	32.27%	31.87%
Fee waivers and expense reimbursements[3]	-30.37%	-30.32%	-30.42%
Total annual fund operating expenses after waivers and reimbursements	1.20%	1.95%	1.45%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
3

The Fund's investment manager, Delaware Management Company (Manager), has contracted to waive its investment advisory fees and/or pay expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.95% of the Fund's average daily net assets from January 28, 2010 through January 28, 2011.  The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from January 28, 2010 through January 28, 2011 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

Expense example

The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. This example reflects the Manager's and Distributor's expense waivers and reimbursements for the one-year period and the total operating expenses without waivers for years 2 through 10.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		(if redeemed)
Class	A	C	C	R
1 year	$690	$198	$298	$148
3 years	$5,335	$5,159	$5,159	$5,093
5 years	$7,840	$7,783	$7,783	$7,739
10 years	$10,145	$10,130	$10,130	$10,143

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.

What are the Fund's main investment strategies?

The Fund seeks to achieve its objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. In striving to meet its objective, the Fund will hold up to 100% of its net assets in equity securities. The Manager uses an active allocation approach when selecting investments for the Fund. Allocations for the Fund may vary within the ranges shown in the information below. The Fund may invest 20% to 70% of net assets in foreign securities and up to 25% of net assets in emerging market securities.  Following are the strategic policy weights for the Fund's net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity Asset Class: 98% policy weight (80-100% range)

  U.S. Equity Asset Class: 49% policy weight (20-70% range)
  o U.S. Large Cap Core
  o U.S. Large Cap Growth
  o U.S. Large Cap Value
  o U.S. Small Cap Core

  International Equity Asset Class: 37% policy weight (15-60% range)
  o International Value
  o International Growth

  Global Real Estate Equity Asset Class: 0% policy weight (0-20% range)
  o U.S. Real Estate
  o Global Ex-U.S. Real Estate

  Emerging Markets Equity Asset Class: 12% policy weight (0-25% range)

Fixed Income Asset Class: 2% policy weight (0-20% range)

  Diversified Fixed Income Asset Class: 2% policy weight (0-20% range)
  o Diversified Fixed Income: 0% policy weight (0-10% range)
  o Money Market/Cash Equivalents: 2% policy weight (0-20% range)

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.

How has Delaware Foundation® Equity Fund performed?

There is no performance information provided for the Fund because it does not have a full calendar year of performance.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael J. Hogan, CFA	Executive Vice President, Chief Investment Officer, Head of Equity Investments	August 2009
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	August 2009
Sharon Hill, Ph.D.	Senior Vice President, Head of Equity Quantitative Research and Analytics	August 2009
Francis X. Morris	Senior Vice President, Chief Investment Officer – Core Equity	August 2009
Babak "Bob" Zenouzi	Senior Vice President, Senior Portfolio Manager	August 2009

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

Tax information

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders annually. The Fund will also distribute net realized capital gains, if any, at least annually. The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-588 [9/09] POD 14721 [1/10]